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                                                            EXECUTION COPY

                          AMENDMENT NO. 4 TO THE FOURTH
                       AMENDED AND RESTATED LOAN AGREEMENT

                  THIS AMENDMENT NO. 4 TO THE FOURTH AMENDED AND RESTATED LOAN AGREEMENT, dated as of March 30, 1999 (this "Amendment"), by and among G-III LEATHER FASHIONS, INC., a New York corporation (the "Borrower"), the Lenders that have executed the signature pages hereto (individually, a "Lender" and collectively, the "Lenders"), and FLEET BANK, N.A., a national banking association as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent"),

                              W I T N E S S E T H:

                  WHEREAS:

                  A. The Borrower, the Lenders and the Agent are parties to the Fourth Amended and Restated Loan Agreement, dated as of May 31, 1997, as amended by Amendment No. 1 to the Fourth Amended and Restated Loan Agreement, dated as of June 1, 1998, as further amended by Amendment No. 2 to the Fourth Amended and Restated Loan Agreement, dated as of June 24, 1998, as further amended by Amendment No. 3 to the Fourth Amended and Restated Loan Agreement, dated as of July 31, 1998, and as further amended hereby (as it may be further amended, modified and supplemented from time to time, the "Loan Agreement"); and

                  B. The parties hereto wish to amend the Loan Agreement as hereinafter provided;

and

                  C. Each capitalized term used but not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  SECTION 1. AMENDMENT TO LOAN AGREEMENT.

                  1.1 This Amendment shall be deemed to be an amendment to the Loan Agreement and shall not be construed in any way as a replacement or substitution therefor. All of the terms and conditions of, and terms defined in, this Amendment are hereby incorporated by reference into the Loan Agreement as if such terms and provisions were set forth in full therein.

                  1.2 The definition of "Overadvance" set forth in Article 1 of the Loan Agreement shall be amended by deleting the existing definition in its entirety and replacing it with the following:






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         "'OVERADVANCE' - the amount set forth below for the period indicated:


                  Period                                          Amount
                  ------                                          ------

                  July 1, 1998 - July 27, 1998                    $ 30,000,000
                  July 28, 1998 - August 30, 1998                 $ 30,000,000
                  August 31, 1998 - September 27, 1998            $ 25,000,000
                  September 28, 1998 - October 18, 1998           $ 22,000,000
                  October 19, 1998 - October 25, 1998             $ 15,000,000
                  October 26, 1998 - October 31, 1998             $  4,000,000
                  November 1, 1998 - March 21, 1999                   -0-
                  March 22, 1999 - March 31, 1999                 $  8,000,000
                  April 1, 1999 - April 30, 1999                  $ 17,500,000
                  May 1, 1999 - May 31, 1999                      $ 26,000,000


         ; provided, however, that with respect to the Overadvance at all times
         (x) the then applicable Overadvance amount and all subsequent Overadvance amounts shall be reduced by (i) 50% of all tax refunds paid to the Borrower or the Parent (or paid to the Collection Account, in accordance with the terms hereof), (ii) the proceeds of the sale of any assets other than in the ordinary course of business, and (iii) 50% of the proceeds of any sale-leaseback, all of such reductions to be effective immediately upon the Borrower's receipt (or, if applicable, the Collateral Monitoring Agent's receipt for the account of the Borrower) of such refunds or proceeds; but there shall be no reduction to the then applicable Overadvance amount in the case of any sale-leaseback of newly acquired assets, provided that (A) the sale-leaseback transaction is closed within 90 days of the acquisition of the assets and (B) both the acquisition and the closing of the sale-leaseback are completed during the same fiscal year; and (y) at any time when Outstanding Obligations have exceeded the Borrowing Base as a result of (A) Accounts or Inventory believed to be Eligible Accounts or Eligible Inventory, as the case may be, in fact being or becoming ineligible or (B) the return of uncollected checks or other items applied to reduce Loans, the Collateral Monitoring Agent shall have the discretion to continue to advance Loans and to instruct the Issuing Bank to issue L/Cs, Acceptances, Steamship Guaranties and Airway Releases, as the case may be, up to an amount which would result in the relevant Overadvance amount specified above being exceeded by a factor of 10% (it being understood that the Collateral Monitoring Agent shall advise the Lenders of all such issuances and advances within 24 hours); and (z) the applicable Overadvance amount shall be increased by the amount of (a) any cash collateral held by the Collateral Monitoring Agent for the sole purpose of securing such increases to the applicable Overadvance amount, and (b) any amounts invested in U.S. government securities or money market mutual funds backed by U.S. government securities maintained in an account with Fleet Bank, N.A. by the Borrower or the Parent and pledged or assigned to the Agent for the benefit of the Lenders by the Borrower or the Parent, as the case may be, as collateral security for the Obligations pursuant to documentation satisfactory to the Lenders."

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                  1.3 Section 6.9(a) of the Loan Agreement is amended by
deleting such Section in its entirety and replacing it with the following:

                  "(a) Have or maintain, with respect to the Parent on a consolidated basis (excluding BET Studio LLC), EBITDA on a cumulative basis from the first day of each fiscal year through the date set forth below at not less than, or, in the case of a loss, not more than, the respective amounts set forth below opposite each such last day of the fiscal quarter:


         Date                                               EBITDA
         ----                                               ------
         April 30, 1998                                     ($7,000,000)
         July 31, 1998                                      ($5,000,000)
         October 31, 1998                                    $7,000,000
         January 31, 1999                                    $2,500,000
         April 30, 1999                                     ($7,000,000)"


                  1.4 Section 6.9(b) of the Loan Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                  "(b) Have or maintain, with respect to the Parent on a consolidated basis (excluding BET Studio LLC), Tangible Net Worth as of the dates set forth below at not less than the respective amounts set forth opposite each such date:


                                                           Minimum Tangible
         Date                                                  Net Worth
         ----                                              ----------------
          April 30, 1998                                      $31,000,000
          July 31, 1998                                       $32,000,000
          October 31, 1998                                    $38,400,000
          January 31, 1999                                    $36,300,000
          April 30, 1999                                      $32,700,000"



                  1.5 Section 7.1 of the Loan Agreement is amended by adding the following clause (h) to the end of such Section:

                  "(h) Indebtedness of the Parent, the Borrower or any Subsidiary to the extent permitted under Section 7.9(c) hereof."

                  1.6 Section 7.9(c) of the Loan Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                  "(c) Without duplication, Investments by (i) the Parent or any Subsidiary in the Borrower; (ii) by the Borrower or the Parent in any Subsidiary as in effect as of January 31,

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         1999 and set forth on Schedule 7.9; (iii) an advance or advances in the ordinary course of business during the period from January 31, 1999 through and including May 31, 1999 to any Subsidiary by the Borrower which shall not exceed $2,300,000 in the aggregate outstanding at any time and (iv) an advance or advances to Balihides by the Borrower which shall not exceed $1,500,000 in the aggregate outstanding at any time; provided, that in the case of the advance or advances referred to in clause (iv), (A) the proceeds of such advance or advances shall be used by Balihides to repay the entire outstanding balance under a certain line of credit provided by PT Hanil Tamara Bank of Korea to Balihides,
         (B) such line of credit shall be terminated contemporaneously with such repayment and (C) such advance or advances shall be evidenced by a promissory note and such promissory note shall be pledged to the Agent on terms and conditions satisfactory to the Agent and there shall be no restrictions whatsoever on the ability of Balihides to repay such advance or advances;"

                  1.7 Section 7.9(d) of the Loan Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                  "(d) Investments in BET Studio LLC; provided that the amount of Investments pursuant to this subsection (d) shall not exceed in the aggregate $3,000,000 including the G- III Standby L/C (to the extent permitted by this Agreement), which standby letter of credit is an Investment expressly permitted under this Section 7.9;"

                  1.8 Section 7.13 of the Loan Agreement is amended by deleting such Section in its entirety and replacing it with the following:

                  "SECTION 7.13 CAPITAL EXPENDITURES.

                           Make or be or become obligated to make Capital Expenditures for the Parent, Borrower and the Subsidiaries, in an amount in excess of (a) $1,300,000 in the aggregate during the period commencing on February 1, 1998 and ending on January 31, 1999; and (b) $400,000 in the aggregate during the period commencing on February 1, 1999 and ending on the Commitment Termination Date. Capital Expenditures shall not include expenditures to the extent that such expenditures constitute a reinvestment of proceeds from any asset sale permitted under this Agreement."

                  1.9 The Loan Agreement, the Loan Documents and all agreements, instruments and documents executed and delivered in connection with any of the foregoing, shall each be deemed to be amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment. Except as so amended hereby, the Loan Agreement and the Loan Documents shall remain in full force and effect in accordance with their respective terms.

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         SECTION 2. REPRESENTATIONS AND WARRANTIES.

                  The Borrower hereby represents and warrants to the Agent and the Lenders that:

                  2.1 After giving effect to the amendment of the Loan Agreement pursuant to this Amendment: (i) each of the representations and warranties set forth in Article 3 of the Loan Agreement is true and correct in all respects as if made on the date hereof and (ii) there exists no Default or Event of Default under the Loan Agreement after giving effect to this Amendment.

                  2.2 The Borrower has full corporate power and authority to execute and deliver this Amendment and to perform the obligations on its part to be performed thereunder and under the Loan Agreement as amended hereby.

         SECTION 3. CONDITIONS PRECEDENT TO AMENDMENTS.

                  The effectiveness of the amendments contained in Section 1 of this Amendment, are each and all subject to the satisfaction, in form and substance satisfactory to the Agent, of each of the following conditions precedent:

                  3.1 The Borrower shall have duly executed and delivered this Amendment.

                  3.2 Each of the conditions precedent set forth in Section 4.1 and Section 4.2 of the Loan Agreement shall have been satisfied or waived in accordance with the terms of the Loan Agreement.

                  3.3 The representations and warranties set forth in Section 2 hereof shall be true, correct and complete on and as of the closing date of this Amendment as though made on such date.

                  3.4 The Agent shall have received such approvals, opinions or documents as any Lender through the Agent may reasonably request, the Borrower and the Guarantors shall have taken all such other actions as any Lender through the Agent may reasonably request, and all legal matters incident to the foregoing shall be satisfactory to the Agent.

         SECTION 4. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT AND
                    OTHER LOAN

                                    DOCUMENTS.

                  4.1 Except as specifically amended in Section 1 above, the Loan Agreement and each of the other Loan Documents shall remain in full force and effect and each is hereby ratified and confirmed.

                  4.2 The execution, delivery and effect of this Amendment shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or

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condition or to any amendment or modification of any term or condition of the
Loan Agreement or any other Loan Document, except, upon the effectiveness, if any, of this Amendment, as specifically amended in Section 1 above, or (ii) prejudice any right, power or remedy which the Agent or any Lender now has or may have in the future under or in connection with the Loan Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference in any other Loan Document to the Loan Agreement or any word or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

         SECTION 5. MISCELLANEOUS

         5.1 This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

         5.2 The Borrower shall pay on demand all reasonable fees, costs and expenses incurred by Agent in connection with the preparation, execution and delivery of this Amendment (including, without limitation, all reasonable attorneys' fees).

         5.3 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGE FOLLOWS]

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed on the date first above written.

                                    G-III LEATHER FASHIONS, INC.

                                    By:    /s/ Wayne S. Miller
                                       ----------------------------------
                                    Name:  Wayne S. Miller
                                         --------------------------------
                                    Title: Chief Financial Officer
                                          -------------------------------


                                    FLEET BANK, N.A., AS LENDER


                                    By:    /s/ Steven Navarro
                                       -----------------------------------
                                    Name:  Steven Navarro
                                         --------------------------------
                                    Title: Senior Vice President
                                          -------------------------------


                                    THE CHASE MANHATTAN BANK,
                                    AS LENDER


                                    By:    /s/ Mala Popli
                                       ----------------------------------
                                    Name:  Mala Popli
                                         --------------------------------
                                    Title: Assistant Vice President
                                          -------------------------------


                                    THE CIT GROUP/COMMERCIAL SERVICES,
                                    INC., AS LENDER



                                    By:    /s/ Kelly Colleran
                                       ----------------------------------
                                    Name:  Kelly Colleran
                                         --------------------------------
                                    Title: Assistant Vice President
                                          -------------------------------


                                    FLEET BANK, N. A., AS AGENT


                                    By:    /s/ Steven Navarro
                                       ----------------------------------
                                    Name:  Steven Navarro
                                         --------------------------------
                                    Title: Senior Vice President
                                          -------------------------------


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